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                                                                   EXHIBIT 10.15

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

-------------------------------------X
IN RE CARVER BANCORP, INC.           :                 Cons. C.A. No. 17743
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                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

         This Settlement Agreement and Mutual Release ("Agreement") is made and entered as of this 19th day of May, 2000 (the "Effective Date"), by and among BBC Capital Market, Inc. ("BBC Capital"), The Boston Bank of Commerce, Kevin Cohee and Teri Williams (collectively, the "BBC Capital Parties"); Carver Bancorp, Inc. ("Carver"), Deborah C. Wright, David N. Dinkins, Linda H. Dunham, Robert J. Franz, Pazel G. Jackson, Jr., Herman Johnson and David R. Jones (the "Individual Directors") (collectively, the "Carver Parties"); Morgan & Stanley & Co., Incorporated ("Morgan Stanley"); and Provender Opportunities Fund, L.P., and Frederick O. Terrell (collectively, the "Provender Parties").

                              W I T N E S S E T H:

         WHEREAS, BBC Capital, the Carver Parties, Morgan Stanley and the Provender Parties are parties to a lawsuit entitled In re Carver Bancorp, Inc., Cons. C.A. No. 17743, pending in the Court of Chancery of the State of Delaware (the "Action").

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the undersigned parties to this settlement agreement (the "Agreement") do hereby agree as follows:


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         1. The Carver Parties and BBC Parties agree that, effective May 19,
2000, Kevin Cohee and Teri Williams will be appointed by Carver to serve (a) on the Carver Board of Directors (the "Carver Board") for a term expiring at the annual meeting of stockholders for the fiscal year ending March 31, 2002 and (b) on the Board of Directors of Carver Federal Savings Bank ("Carver Bank Board") for a coterminous period, irrespective of whether the Carver Bank Board is classified.

         2. The Carver Parties and BBC Parties agree that, Carver will hold its annual meeting of stockholders for the fiscal year ending March 31, 2000 on or before March 24, 2001 (the "2000 Annual Meeting").

         3. The Carver Parties and BBC Parties agree that, in connection with the 2000 Annual Meeting, Carver will ensure that a sufficient number of directors are made eligible for election to the Carver Board so that the sum of
(a) the number two and (b) the number of directorships up for election at the 2000 Annual Meeting will constitute a majority of the number of directors on the Carver Board as of the date of the 2000 Annual Meeting. The foregoing provision will apply under all circumstances including, without limitation, in the event that the holders of Carver's Series A Preferred Stock and/or Series B Preferred Stock are permitted to designate one or more additional directors to the Carver Board at any time before the 2000 Annual Meeting pursuant to the terms of those securities.

         4. BBC Capital has represented that its proxy contest and litigation expenses exceed $550,000. Within three business days of the earlier of the date on which the parties execute this Agreement and file a stipulation and order of dismissal in the Delaware Court of Chancery or May 19, 2000, the Individual Directors agree to pay and will cause their insurance carrier to pay $475,000 to BBC Capital in immediately available funds.


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         5. Upon execution of this Agreement, BBC Capital and Carver shall issue a joint press release announcing the settlement, the language of which shall be consented to by BBC Capital and Carver, which consent shall not be unreasonably withheld. A copy of the joint press release is attached hereto as Exhibit A.

         6. The terms of this Agreement will become effective irrespective of the outcome of the application submitted in the Action by Blaylock & Partners, L.P.

         7. On the Effective Date, the BBC Capital Parties, the Carver Parties, Morgan Stanley and the Provender Parties shall execute and file a Stipulation and Order in the form annexed hereto as Exhibit B.

         8. The BBC Capital Parties, the Carver Parties, Morgan Stanley and the Provender Parties hereby mutually release, remise and acquit and forever discharge each other from any and all claims concerning the subject matter of the action titled In re Carver Bancorp, Inc., Civil Action No. 17743; provided, however, that this release shall not release the obligations undertaken pursuant to this Agreement. Each party hereto acknowledges that (i) such party has been advised by counsel in connection with the execution of this mutual release; and
(ii) this instrument is intended as a complete, absolute and final mutual release and compromise with respect to all matters referenced in this paragraph.

         9. This Agreement shall not in any event be construed or deemed a concession on the part of any of the parties to the truth of any allegations, claims or defenses made by any of the parties in the Action or of any liability or wrongdoing of any of the parties.

         10. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement constitute all representations, warranties, covenants and agreements of the parties hereto


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and upon which the parties have relied. No change, modification, amendment, addition, or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith. Nothing else, including, but not limited to, detrimental reliance, estoppel, oral representations or promises whatsoever shall amend, modify or alter this Agreement.

         11. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

         12. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Delaware applicable to contracts to be performed entirely within that State.

         13. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         15. Each of the signatories hereto warrants that it, he or she has full power, capacity and authority to execute this Agreement on behalf of the party or parties so indicated.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the dates first indicated above with the intent that this Agreement be a sealed instrument under the laws of the State of Delaware.

                                            BBC CAPITAL MARKET, INC.

Dated:  May   , 2000
            --                              ------------------------------
                                            By:
                                            Title:



                                            THE BOSTON BANK OF COMMERCE

Dated:  May   , 2000
            --                              ------------------------------
                                            By:
                                            Title:



Dated:  May   , 2000
            --                              ------------------------------
                                                     Kevin Cohee

Dated:  May   , 2000
            --                              ------------------------------
                                                     Teri Williams

                                            CARVER BANCORP, INC.

Dated:  May   , 2000
            --                              ------------------------------
                                            By:
                                            Title:



Dated:  May   , 2000
            --                              ------------------------------
                                                     Deborah C. Wright


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Dated:  May   , 2000
            --                              ------------------------------
                                                     David R. Jones

Dated:  May   , 2000
            --                              ------------------------------
                                                     David N. Dinkins

Dated:  May   , 2000
            --                              ------------------------------
                                                     Linda H. Dunham

Dated:  May   , 2000
            --                              ------------------------------
                                                     Robert J. Franz

Dated:  May   , 2000
            --                              ------------------------------
                                                  Pazel G. Jackson, Jr.

Dated:  May   , 2000
            --                              ------------------------------
                                                     Herman Johnson


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                                            MORGAN STANLEY & CO.,
                                            INCORPORATED

Dated:  May   , 2000
            --                              ------------------------------
                                            By:
                                            Title:


                                            PROVENDER OPPORTUNITIES FUND,
                                            L.P.

Dated:  May   , 2000
            --                              ------------------------------
                                            By:
                                            Title:




Dated:  May   , 2000
            --                              ------------------------------
                                                 Frederick O. Terrell